February 28, 1996


Report to Fellow Shareholders:

     Reflecting the conservative nature and style of Nicholas Equity Income Fund, total return for 1995 was 17.21%, with distributions reinvested. Net assets at December 31 were $14.6 million, and net asset value per share was $11.49. The table below compares the Nicholas Equity Income Fund with the Standard and Poor's 500 stock index and the Lehman Brothers Intermediate Corporate Bond index.

                                          One Year Total Return*
                                          ----------------------
Nicholas Equity Income Fund
  (Distributions reinvested)                      +17.21%
Standard and Poor's 500
  (Income reinvested)                             +37.50%
Lehman Brothers Intermediate
  Corporate Bond Index                            +17.32%

     *Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost. The Fund's average annual total return for the life of the Fund (2.10 years) is +9.90%.


     To repeat our goals for Nicholas Equity Income Fund, management plans to produce a cash dividend yield in excess of what the S&P 500 returns (currently 2.2%) through investment in a diversified list of bonds and stocks. At the same time, with a majority of portfolio assets in equities, we hope to accrue a reasonable amount of capital appreciation. At year-end, approximately 12% of assets were in cash, 22% in bonds and 66% in stocks and convertible securities. With this portfolio alignment, we expect less volatility in share price than with our growth funds.

     Effective February 12, 1996, Nicholas Company, Inc., the advisor to the Fund, has agreed to absorb all expenses, including the investment advisory fee, in excess of 0.90% on an annual basis. As a result, the Fund's total return, yield and distribution rate will be higher than if the Fund paid for all expenses and fees. This agreement will place the Fund's expense ratio more in line with our other funds and significantly below the average of all the funds in the equity income fund category.

     Thank you for your interest in Nicholas Equity Income Fund.

                                          Sincerely,

                                          /s/ Albert O. Nicholas

                                          Albert O. Nicholas
                                          President